

# Hines Global REIT, Inc.
# 2019 Stockholder Meeting

Sherri W. Schugart
President and CEO

Hines

# Company History and Overview

- We raised $2.6 billion in aggregate proceeds from two public offerings, excluding the proceeds from our distribution reinvestment plan ("DRP"), from 2009 through 2014.
- We invested the offering proceeds in 45 assets in all four primary asset classes (office, retail, industrial and multifamily) plus investments in real estate debt with a gross acquisition cost of $5.0 billion in 30 cities in 7 countries.
- Investment Strategy and Objectives

<u>Offering & Acquisition Phases</u>

- Invest in diversified portfolio of high-quality commercial real estate
  - U.S. and international for geographic diversification
  - Multiple asset classes for sector diversification
  - Currencies provide an additional level of diversification
- Moderate leverage
- Provide regular cash distributions

<u>Liquidation Phase</u>

- Enhance stockholder value and provide liquidity to our stockholders upon ultimate sale of our investments according to our Plan of Liquidation

# Hines Global REIT

## Strategic Asset Sales



### Poland Logistics Portfolio
- Acquired 2012 for $157.2 million
- Sold 2018 for $159.6 million



### German Logistics Portfolio
- 3 properties acquired 2013 – 2015 for $259.0 million
- Sold 2018 for $359.6 million



### The Campus at Playa Vista
- Acquired 2013 for $216.6 million
- Sold 2018 for $330.1 million



### Australian Portfolio
- 4 properties acquired 2012 – 2014 for $422.2 million
- Sold 2018 for $465.0 million



### 2300 Main SE
- Acquired 2013 for $39.5 million
- Sold 2018 for $46.6 million


WATERWALLPLACE

### WaterWall Place
- Acquired 2014 for $64.5 million
- Sold 2018 for $89.5 million

# Hines Global REIT

## Recent Strategic Asset Sales



### 250 Royall Street

- Acquired 2011 for $57.0 million
- Sold 2018 for $20.2 million



### 55 M Street

- Acquired 2013 for $140.9 million
- Sold 2019 for $135.2 million



### 9320 Excelsior Boulevard

- Acquired 2011 for $69.5 million
- Sold 2018 for $49.5 million



### 550 Terry Francois

- Acquired 2012 for $180.0 million
- Sold 2019 for $342.5 million

# Strategic Leasing and Repositioning



## The Summit

**Successfully completed 718,000 SF of new and renewal leasing, achieving 99% occupancy**

- Summit I: Executed an 8 year, 224,000 SF renewal with Puget Sound Energy
- Summit II: Executed a new 13 year, 120,000 SF lease with WeWork
- Summit III: Executed a new 15 year, 374,000 SF lease with an investment grade technology tenant for the entirety of Summit III, which is currently under construction on a land parcel that was acquired along with The Summit Campus in 2015



## Riverside Center

**Increased occupancy from 87% in September 2018 to 99% in June 2019 and extended weighted average lease term**

- Executed 177,000 SF of new and renewal leases in 2019
- Extended Weighted Average Lease Term (“WALT”) from 4.4 years to 5.6 years

## Cabot Square

- Final stages of completing a £100M redevelopment following Morgan Stanley’s downsizing of half their space
- Increased occupancy from ~50% to 97.1% in the midst of BREXIT in a challenging occupational market
  - Executed a new 15 year lease with The Competition and Markets Authority (CMA) for 113,000 SF
  - Executed a new 15 year lease with Spaces for 69,000 SF
  - Executed a new 10 year lease with The Office of Road & Rail (ORR) for 21,450 SF
- 82% of the NRA is leased to Investment Grade tenancy with a blended WALT of just over 10 years

# Portfolio Overview[1]

- Our current portfolio consists of:
  - 12 real estate properties
  - Office, Retail and Industrial
  - Estimated aggregate value of approximately $2.4 billion[2]
  - 6.2 million square feet of leasable space
  - 90% leased
- Moderate leverage of 32% with weighted average interest rate of 3.5%

[1]As of June 30, 2019, except as otherwise noted.

[2]The estimated values of Hines Global REIT's real estate property investments were based on their appraised values as of December 31, 2018. The estimated aggregate value of the portfolio does not necessarily reflect the current aggregate value of Hines Global REIT's investments.

# Hines Global REIT

## Diversification by Geography and Product Type

### Geographic Regions[1]

Based on Estimated Values

68% Domestic / 32% International



Seattle
Minneapolis
Boston area
Nashville
San Antonio
Jacksonville
London
Paris
Warsaw
Moscow
East
Midwest
South
West
International

### Product Type[1]

% of Total Portfolio, Based on Estimated Values



Office - 60%
Retail - 39%
Industrial - 1%

[1] As of June 30, 2019. The estimated values of Hines Global REIT's real estate property investments were based on their appraised values as of December 31, 2018.

# Diversification by Currency

## Equity Invested by Currency[1,2]

% of Total Portfolio, Based on Estimated Values


USD - 77%
EUR - 8%
GBP - 15%

[1]Based on the properties in our portfolio as of June 30, 2019. The estimated values of Hines Global REIT's real estate property investments were based on their appraised values as of December 31, 2018,

[2]Calculated using Hines Global REIT's total portfolio based on net equity invested. Net equity invested is defined as the estimated value of Hines Global REIT's real estate property investments (as described above) less debt incurred.

# Plan of Liquidation and Dissolution Overview

- On April 23, 2018, the Company's Board of Directors voted unanimously to approve the Plan of Liquidation and Dissolution (the "Plan"), which was approved by the Company's stockholders in July 2018
- Since that time, we sold 21 properties with an aggregate sale price of $2.0 billion, which was used to pay additional liquidating distributions to our stockholders.
- In total, we paid return of capital distributions and liquidating distributions of approximately $4.00 per share to our stockholders from January 2018 through February 2019. These distributions are summarized in the table below:

| | Distributions per share |
|---|---|
| Special return of capital distribution declared in December 2018 | $1.05 |
| Return of invested capital distributions and liquidating distributions paid in 2018 and January 2019[2] | $0.45 |
| Liquidating distribution paid in February 2019 | $2.50 |
| | $4.00 |

# Looking Forward

- Complete strategic initiatives on certain assets, including leasing and major capital projects, in an effort to maximize our returns on these assets
- Complete the sale of remaining assets
- Pay additional liquidating distributions[1]



THE SUMMIT
BELLEVUE, WASHINGTON

1. There can be no assurances as to the timing or amount of any additional liquidating distributions to be paid to our stockholders.

# Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These forward-looking statements include, among others, statements about the expected benefits of the Plan, the payment of additional liquidating distributions, the expected completion of the Plan, the return to be achieved by stockholders and the future business, performance and opportunities of Hines Global REIT.

Forward-looking statements generally can be identified by the use of words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "foresee," "looking ahead," "is confident," "should be," "will," "predicted," "likely," or similar words or phrases intended to identify information that is not historical in nature.

These risks and uncertainties include, without limitation, unanticipated difficulties or expenditures relating to the Plan, the response of tenants, business partners and competitors to the execution of the Plan; legal proceedings that may be instituted against the Company and others related to the Plan; general risks affecting the real estate industry (including without limitation, the inability to enter into or renew leases, dependence on tenants' financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in Hines Global REIT's existing markets; reductions in asset valuations and related impairment charges; risks associated with downturns in domestic and local economies, changes in interest rates and volatility in the securities markets; potential liability for uninsured losses and environmental contamination; risks associated with Hines Global REIT's potential failure to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; and risks associated with Hines Global REIT's dependence on key personnel of Hines Interests Limited Partnership or its affiliates whose continued service is not assured. For a further list and description of such risks and uncertainties, see the reports filed by Hines Global REIT with the SEC, including Hines Global REIT's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date of this presentation. Hines Global REIT disclaims any intention or obligation to update or revise any forward-looking statements, whether because of new information or developments, future events or otherwise.